Exhibit 99.1

Saga Communications, Inc. Reports 4th Quarter and Year End 2016 Results

Net Revenue increased 4.7% for the Quarter and 7.3% for the Year

GROSSE POINTE FARMS, Mich., March 7, 2017 /PRNewswire/ -- Saga Communications, Inc. (NYSE MKT: SGA) today reported net revenue increased 4.7% to $37.3 million for the quarter ended December 31, 2016. Operating Income increased 33.0% to $8.4 million. Station operating expense increased 0.4% to $26.0 million (station operating expense includes depreciation and amortization attributable to the stations). Free cash flow increased 12.1% to $7.6 million. Same Station net revenue increased 2.9% to $36.1 million and same station operating expense was flat at $25.4 million. Net income for the fourth quarter was $4.9 million ($0.84 per fully diluted share compared to $0.63 for the same period last year).

Net Revenue increased 7.3% to $142.6 million for the twelve months ended December 31, 2016. Free cash flow increased 13.5% to $24.5 million. Station operating expense increased 4.4% to $101.5 million (station operating expense includes depreciation and amortization attributable to the stations). Operating income increased 30.7% to $31.5 million. Same Station net revenue increased 3.0% to $134.2 million and same station operating expense increased 0.7% to $95.4 million. Net income for the twelve-month period was $18.2 million ($3.09 per fully diluted share compared to $2.29 for the same period last year).

Capital expenditures were $0.7 million in the fourth quarter compared to $1.1 million for the same period last year and $4.9 million for the twelve-month period compared to $5.5 million last year. The Company expects to spend approximately $5.0 million to $6.0 million for capital expenditures during 2017.

Saga's 2016 4th Quarter and Year End conference call will be on Tuesday, March 7, 2017 at 11:00 a.m. EST. The dial-in number for the call is (612) 234-9960. A transcript of the call will be posted to the Company's website as soon as it is available after the call.

The Company requests that all parties that have a question that they would like to submit to the Company to please email the inquiry by 10:00 a.m. EST on March 7, 2017 to SagaIR@sagacom.com. The Company will discuss, during the limited period of the conference call, those inquiries it deems of general relevance and interest. Only inquiries made in compliance with the foregoing will be discussed during the call.

The attached Selected Supplemental Financial Data tables disclose "actual", "same station" and "proforma" information by segment as well as the Company's trailing 12 month consolidated EBITDA. The "actual" amounts reflect our historical financial results and include the results of operations for stations that we did not own for the entire comparable period. The "same station" amounts reflect only the results of operations for stations that we owned for the entire comparable period. The "proforma" amounts assume all acquisitions in 2015 and 2016 occurred as of January 1, 2015.

Saga utilizes certain financial measures that are not calculated in accordance with generally accepted accounting principles (GAAP) to assess its financial performance. Such non-GAAP measures include same station financial information, free cash flow, trailing 12 month consolidated EBITDA, and leverage ratio. These non-GAAP measures are generally recognized by the broadcasting industry as measures of performance and are used by Saga to assess its financial performance including, but not limited to, evaluating individual station and market-level performance, evaluating overall operations, as a primary measure for incentive based compensation of executives and other members of management and as a measure of financial position. Saga's management believes these non-GAAP measures are used by analysts who report on the industry and by investors to provide meaningful comparisons between broadcasting groups, as well as an indicator of their market value. These measures are not measures of liquidity or of performance in accordance with GAAP, and should be viewed as a supplement to and not as a substitute for the results of operations presented on a GAAP basis including net operating revenue, operating income, and net income. Reconciliations for all of the non-GAAP financial measures to the most directly comparable GAAP measure are attached in the Selected Consolidated and Supplemental Financial Data tables.

This press release contains certain forward-looking statements that are based upon current expectations and involve certain risks and uncertainties within the meaning of the U.S. Private Securities Litigation Reform Act of 1995. Words such as "believes," "expects," "anticipates," "guidance" and similar expressions are intended to identify forward-looking statements. Key risks, including risks associated with Saga's ability to effectively integrate the stations it acquires and the impact of federal regulation on Saga's business, are described in the reports Saga periodically files with the U.S. Securities and Exchange Commission, including Item 1A of our Annual Report on Form 10-K. Readers should note that these statements may be impacted by several factors, including national and local economic changes and changes in the radio and television broadcast industry in general, as well as Saga's actual performance. Results may vary from those stated herein and Saga undertakes no obligation to update the information contained here.

Saga is a broadcasting company whose business is devoted to acquiring, developing and operating broadcast properties. Saga owns or operates broadcast properties in 26 markets, including 68 FM and 32 AM radio stations, 4 television stations and 5 low-power television stations. For additional information, contact us at (313) 886-7070 or visit our website at www.sagacom.com.

Saga Communications, Inc.
Selected Consolidated Financial Data
For The Three and Twelve Months Ended
December 31, 2016 and 2015
(amounts in 000's except per share data)
(Unaudited)

	Three Months Ended		Twelve Months Ended
	December 31,		December 31,
	2016	2015	2016	2015
Operating Results
Net operating revenue	$ 37,289	$ 35,606	$ 142,591	$ 132,856
Station operating expense	25,978	25,868	101,542	97,268
Corporate general and administrative	2,915	2,449	10,980	10,091
Other operating (income) expense	(8)	94	(1,393)	541
Impairment of intangible assets	-	874	-	874
Operating income	8,404	6,321	31,462	24,082
Interest expense	202	174	776	888
Write-off of debt issuance costs	-	-	-	557
Other income	-	-	-	(417)
Income before income tax expense	8,202	6,147	30,686	23,054
Income tax expense	3,265	2,450	12,500	9,640
Net income	$ 4,937	$ 3,697	$ 18,186	$ 13,414

Earnings Per Share
Basic	$ 0.84	$ 0.63	$ 3.10	$ 2.31
Diluted	$ 0.84	$ 0.63	$ 3.09	$ 2.29

Weighted average common shares	5,785	5,732	5,761	5,706
Weighted average common and common
equivalent shares	5,797	5,741	5,771	5,740

Free Cash Flow
Net income	$ 4,937	$ 3,697	$ 18,186	$ 13,414
Plus: Depreciation and amortization:
Station	1,804	1,842	6,942	6,534
Corporate	114	56	321	290
Write-off of debt issuance costs	-	-	-	557
Deferred tax provision	995	910	3,160	3,640
Non-cash compensation	507	455	2,101	1,655
Other operating (income) expense	(8)	94	(1,393)	541
Impairment of intangible assets	-	874	-	874
Other income	-	-	-	(417)
Less: Capital expenditures	(712)	(1,116)	(4,861)	(5,543)
Free cash flow	$ 7,637	$ 6,812	$ 24,456	$ 21,545

			December 31,
			2016	2015
Balance Sheet Data
Working capital			$ 37,749	$ 33,557
Net fixed assets			$ 56,562	$ 58,131
Net intangible assets and other assets			$ 110,664	$ 98,545
Total assets			$ 221,020	$ 204,571
Long-term debt (including current
portion of $1,078 and $0, respectively)			$ 36,365	$ 36,365
Stockholders' equity			$ 134,982	$ 122,816

Saga Communications, Inc.
Selected Supplemental Financial Data
For the Three Months Ended
December 31, 2016 and 2015
(amounts in 000's except per share data)
(Unaudited)

	Actual		Same Station (1)		Pro Forma (2)
	Three Months Ended		Three Months Ended		Three Months Ended
	December 31,		December 31,		December 31,
	2016	2015	2016	2015	2016	2015
Consolidated
Net operating revenue	$ 37,289	$ 35,606	$ 36,134	$ 35,118	$ 37,289	$ 36,187
Station operating expense	25,978	25,868	25,378	25,376	25,978	26,369
Corporate general and administrative	2,915	2,449	2,915	2,449	2,915	2,449
Other operating (income) expense	(8)	94	(14)	24	(8)	94
Impairment of intangible assets	-	874	-	874	-	874
Operating income	8,404	6,321	$ 7,855	$ 6,395	8,404	6,401
Interest expense	202	174			202	174
Write-off of debt issuance costs	-	-			-	-
Other income	-	-			-	-
Income before income tax expense	8,202	6,147			8,202	6,227
Income tax expense	3,265	2,450			3,265	2,483
Net income	$ 4,937	$ 3,697			$ 4,937	$ 3,744
Earnings per share:
Basic	$ 0.84	$ 0.63			$ 0.84	$ 0.64
Diluted	$ 0.84	$ 0.63			$ 0.84	$ 0.64

	Actual		Same Station (1)		Pro Forma (2)
	Three Months Ended		Three Months Ended		Three Months Ended
	December 31,		December 31,		December 31,
	2016	2015	2016	2015	2016	2015
Radio Segment
Net operating revenue	$ 30,747	$ 29,963	$ 29,592	$ 29,475	$ 30,747	$ 30,544
Station operating expense	22,042	22,122	21,442	21,630	22,042	22,623
Other operating (income) expense	37	85	31	15	37	85
Impairment of intangible assets	-	874	-	874	-	874
Operating income	$ 8,668	$ 6,882	$ 8,119	$ 6,956	$ 8,668	$ 6,962

	Actual		Same Station (1)		Pro Forma (2)
	Three Months Ended		Three Months Ended		Three Months Ended
	December 31,		December 31,		December 31,
	2016	2015	2016	2015	2016	2015
Television Segment
Net operating revenue	$ 6,542	$ 5,643	$ 6,542	$ 5,643	$ 6,542	$ 5,643
Station operating expense	3,936	3,746	3,936	3,746	3,936	3,746
Other operating (income) expense	(45)	(1)	(45)	(1)	(45)	(1)
Impairment of intangible assets	-	-	-	-	-	-
Operating income	$ 2,651	$ 1,898	$ 2,651	$ 1,898	$ 2,651	$ 1,898

	Actual		Same Station (1)		Pro Forma (2)
	Three Months Ended		Three Months Ended		Three Months Ended
	December 31,		December 31,		December 31,
	2016	2015	2016	2015	2016	2015
Depreciation and amortization
by segment
Radio Segment	$ 1,440	$ 1,459	$ 1,388	$ 1,459	$ 1,440	$ 1,503
Television Segment	364	383	364	383	364	383
Corporate and Other	114	56	114	56	114	56
	$ 1,918	$ 1,898	$ 1,866	$ 1,898	$ 1,918	$ 1,942

(1)	Same station includes only the results of stations we owned and operated for the entire comparable period.
(2)	Pro Forma results assume all acquisitions in 2015 and 2016 occurred as of January 1, 2015.

Saga Communications, Inc.
Selected Supplemental Financial Data
For the Twelve Months Ended
December 31, 2016 and 2015
(amounts in 000's except per share data)
(Unaudited)

	Actual		Same Station (1)		Pro Forma (2)
	Twelve Months Ended		Twelve Months Ended		Twelve Months Ended
	December 31,		December 31,		December 31,
	2016	2015	2016	2015	2016	2015
Consolidated
Net operating revenue	$ 142,591	$ 132,856	$ 134,206	$ 130,287	$ 142,591	$ 139,458
Station operating expense	101,542	97,268	95,389	94,726	101,557	102,401
Corporate general and administrative	10,980	10,091	10,980	10,091	10,980	10,091
Other operating (income) expense	(1,393)	541	(1,410)	65	(1,393)	541
Impairment of intangible assets	-	874	-	874	-	874
Operating income	31,462	24,082	$ 29,247	$ 24,531	31,447	25,551
Interest expense	776	888			776	888
Write-off of debt issuance costs	-	557			-	557
Other income	-	(417)			-	(417)
Income before income tax expense	30,686	23,054			30,671	24,523
Income tax expense	12,500	9,640			12,494	10,242
Net income	$ 18,186	$ 13,414			$ 18,177	$ 14,281
Earnings per share:
Basic	$ 3.10	$ 2.31			$ 3.10	$ 2.46
Diluted	$ 3.09	$ 2.29			$ 3.09	$ 2.44

	Actual		Same Station (1)		Pro Forma (2)
	Twelve Months Ended		Twelve Months Ended		Twelve Months Ended
	December 31,		December 31,		December 31,
	2016	2015	2016	2015	2016	2015
Radio Segment
Net operating revenue	$ 118,955	$ 111,792	$ 110,570	$ 109,223	118,955	118,394
Station operating expense	86,799	83,188	80,646	80,646	86,814	88,321
Other operating (income) expense	(1,351)	499	(1,368)	23	(1,351)	499
Impairment of intangible assets	-	874	-	874	-	874
Operating income	$ 33,507	$ 27,231	$ 31,292	$ 27,680	$ 33,492	$ 28,700

	Actual		Same Station (1)		Pro Forma (2)
	Twelve Months Ended		Twelve Months Ended		Twelve Months Ended
	December 31,		December 31,		December 31,
	2016	2015	2016	2015	2016	2015
Television Segment
Net operating revenue	$ 23,636	$ 21,064	$ 23,636	$ 21,064	23,636	21,064
Station operating expense	14,743	14,080	14,743	14,080	14,743	14,080
Other operating (income) expense	(42)	32	(42)	32	(42)	32
Impairment of intangible assets	-	-	-	-	-	-
Operating income	$ 8,935	$ 6,952	$ 8,935	$ 6,952	$ 8,935	$ 6,952

	Actual		Same Station (1)		Pro Forma (2)
	Twelve Months Ended		Twelve Months Ended		Twelve Months Ended
	December 31,		December 31,		December 31,
	2016	2015	2016	2015	2016	2015
Depreciation and amortization
by segment
Radio Segment	$ 5,555	$ 5,135	$ 4,663	$ 4,844	$ 5,570	$ 5,705
Television Segment	1,387	1,399	1,387	1,399	1,387	1,399
Corporate and Other	321	290	321	290	321	290
	$ 7,263	$ 6,824	$ 6,371	$ 6,533	$ 7,278	$ 7,394

(1)	Same station includes only the results of stations we owned and operated for the entire comparable period.
(2)	Pro Forma results assume all acquisitions in 2015 and 2016 occurred as of January 1, 2015.

Saga Communications, Inc.
Selected Supplemental Financial Data
December 31, 2016
(amounts in 000's except ratios)
(Unaudited)

			Trailing
	Twelve Months Ended	Add:	Twelve Months Ended
	December 31,	Proforma	December 31,
	2016	Acquisitions	2016	2015
Trailing 12 Month Consolidated Earnings Before Interest,
Taxes, Depreciation and Amortization ("EBITDA") (1)
Net income	$ 18,186	$ (9)	$ 18,177	$ 14,384
Exclusions:
Gain (loss) on sale of assets	1,393	-	1,393	(541)
Gain on insurance claim	-	-	-	417
Impairment of intangible assets	-	-	-	(874)
Write-off of debt issuance costs	-	-	-	(557)
Other	298	-	298	119
Total exclusions	1,691	-	1,691	(1,436)
Consolidated adjusted net income (1)	16,495	(9)	16,486	15,820
Plus: Interest expense	776	-	776	888
Income tax expense	12,500	(6)	12,494	10,314
Depreciation & amortization expense	7,263	15	7,278	7,219
Amortization of television syndicated programming contracts	628	-	628	637
Non-cash stock based compensation expense	2,101	-	2,101	1,655
Less: Cash television programming payments	(625)	-	(625)	(635)
Trailing twelve month consolidated EBITDA (1)	$ 39,138	$ -	$ 39,138	$ 35,898

Total long-term debt, including current maturities			$ 36,365	$ 36,365
Divided by trailing twelve month consolidated EBITDA (1)			39,138	35,898
Leverage ratio (1)			0.9	1.0

(1) As defined in the Company's credit facility.

Saga Communications, Inc.
Selected Financial Data Non-GAAP Disclosures
For the Three Months Ended
December 31, 2016 and 2015
(amounts in 000's)
(Unaudited)

Reconciliation of Actual Information to Same Station Operating Income

		Adjustment			Adjustment
	Actual	For Acquisitions	Same Station	Actual	For Acquisitions	Same Station
	Three Months	and Dispositions	Three Months	Three Months	and Dispositions	Three Months
	Ended	Not Included in	Ended	Ended	Not Included in	Ended
	December 31,	Entire Comparable	December 31,	December 31,	Entire Comparable	December 31,
	2016	Period	2016	2015	Period	2015
Consolidated
Net operating revenue	$ 37,289	$ (1,155)	$ 36,134	$ 35,606	$ (488)	$ 35,118
Station operating expense	25,978	(600)	25,378	25,868	(492)	25,376
Corporate general and administrative	2,915	-	2,915	2,449	-	2,449
Other operating (income) expense	(8)	(6)	(14)	94	(70)	24
Impairment of intangible assets	-	-	-	874	-	874
Operating income	$ 8,404	$ (549)	$ 7,855	$ 6,321	$ 74	$ 6,395

Depreciation and amortization	$ 1,918	$ (52)	$ 1,866	$ 1,898	$ -	$ 1,898

		Adjustment			Adjustment
	Actual	For Acquisitions	Same Station	Actual	For Acquisitions	Same Station
	Three Months	and Dispositions	Three Months	Three Months	and Dispositions	Three Months
	Ended	Not Included in	Ended	Ended	Not Included in	Ended
	December 31,	Entire Comparable	December 31,	December 31,	Entire Comparable	December 31,
	2016	Period	2016	2015	Period	2015
Radio Segment
Net operating revenue	$ 30,747	$ (1,155)	$ 29,592	$ 29,963	$ (488)	$ 29,475
Station operating expense	22,042	(600)	21,442	22,122	(492)	21,630
Other operating (income) expense	37	(6)	31	85	(70)	15
Impairment of intangible assets	-	-	-	874	-	874
Operating income	$ 8,668	$ (549)	$ 8,119	$ 6,882	$ 74	$ 6,956

Depreciation and amortization	$ 1,440	$ (52)	$ 1,388	$ 1,459	$ -	$ 1,459

		Adjustment			Adjustment
	Actual	For Acquisitions	Same Station	Actual	For Acquisitions	Same Station
	Three Months	and Dispositions	Three Months	Three Months	and Dispositions	Three Months
	Ended	Not Included in	Ended	Ended	Not Included in	Ended
	December 31,	Entire Comparable	December 31,	December 31,	Entire Comparable	December 31,
	2016	Period	2016	2015	Period	2015
Television Segment
Net operating revenue	$ 6,542	$ -	$ 6,542	$ 5,643	$ -	$ 5,643
Station operating expense	3,936	-	3,936	3,746	-	3,746
Other operating (income) expense	(45)	-	(45)	(1)	-	(1)
Impairment of intangible assets	-	-	-	-	-	-
Operating income	$ 2,651	$ -	$ 2,651	$ 1,898	$ -	$ 1,898

Depreciation and amortization	$ 364	$ -	$ 364	$ 383	$ -	$ 383

Saga Communications, Inc.
Selected Financial Data Non-GAAP Disclosures
For the Twelve Months Ended
December 31, 2016 and 2015
(amounts in 000's)
(Unaudited)

Reconciliation of Actual Information to Same Station Operating Income

		Adjustment			Adjustment
	Actual	For Acquisitions	Same Station	Actual	For Acquisitions	Same Station
	Twelve Months	and Dispositions	Twelve Months	Twelve Months	and Dispositions	Twelve Months
	Ended	Not Included in	Ended	Ended	Not Included in	Ended
	December 31,	Entire Comparable	December 31,	December 31,	Entire Comparable	December 31,
	2016	Period	2016	2015	Period	2015
Consolidated
Net operating revenue	$ 142,591	$ (8,385)	$ 134,206	$ 132,856	$ (2,569)	$ 130,287
Station operating expense	101,542	(6,153)	95,389	97,268	(2,542)	94,726
Corporate general and administrative	10,980	-	10,980	10,091	-	10,091
Other operating (income) expense	(1,393)	(17)	(1,410)	541	(476)	65
Impairment of intangible assets	-	-	-	874	-	874
Operating income	$ 31,462	$ (2,215)	$ 29,247	$ 24,082	$ 449	$ 24,531

Depreciation and amortization	$ 7,263	$ (892)	$ 6,371	$ 6,824	$ (291)	$ 6,533

		Adjustment			Adjustment
	Actual	For Acquisitions	Same Station	Actual	For Acquisitions	Same Station
	Twelve Months	and Dispositions	Twelve Months	Twelve Months	and Dispositions	Twelve Months
	Ended	Not Included in	Ended	Ended	Not Included in	Ended
	December 31,	Entire Comparable	December 31,	December 31,	Entire Comparable	December 31,
	2016	Period	2016	2015	Period	2015
Radio Segment
Net operating revenue	$ 118,955	$ (8,385)	$ 110,570	$ 111,792	$ (2,569)	$ 109,223
Station operating expense	86,799	(6,153)	80,646	83,188	(2,542)	80,646
Other operating (income) expense	(1,351)	(17)	(1,368)	499	(476)	23
Impairment of intangible assets	-	-	-	874	-	874
Operating income	$ 33,507	$ (2,215)	$ 31,292	$ 27,231	$ 449	$ 27,680

Depreciation and amortization	$ 5,555	$ (892)	$ 4,663	$ 5,135	$ (291)	$ 4,844

		Adjustment			Adjustment
	Actual	For Acquisitions	Same Station	Actual	For Acquisitions	Same Station
	Twelve Months	and Dispositions	Twelve Months	Twelve Months	and Dispositions	Twelve Months
	Ended	Not Included in	Ended	Ended	Not Included in	Ended
	December 31,	Entire Comparable	December 31,	December 31,	Entire Comparable	December 31,
	2016	Period	2016	2015	Period	2015
Television Segment
Net operating revenue	$ 23,636	$ -	$ 23,636	$ 21,064	$ -	$ 21,064
Station operating expense	14,743	-	14,743	14,080	-	14,080
Other operating (income) expense	(42)	-	(42)	32	-	32
Impairment of intangible assets	-	-	-	-	-	-
Operating income	$ 8,935	$ -	$ 8,935	$ 6,952	$ -	$ 6,952

Depreciation and amortization	$ 1,387	$ -	$ 1,387	$ 1,399	$ -	$ 1,399

CONTACT: Samuel D. Bush, 313/886-7070